UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Dryden Short-Term
Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2008

Date of reporting period:	12/31/2008

Item 1 – Reports to Stockholders

DECEMBER 31, 2008	ANNUAL REPORT

Dryden Short-Term Bond Fund, Inc./

Dryden Short-Term Corporate Bond Fund

FUND TYPE

Debt

OBJECTIVE

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 13, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Short-Term Corporate Bond Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund is to seek high current income consistent with the preservation of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.91%; Class B, 1.61%; Class C, 1.61%; Class R, 1.36%; Class Z, 0.61%. Net operating expenses apply to: Class A, 0.86%; Class B, 1.61%; Class C, 1.36%; Class R, 1.11%; Class Z, 0.61%, after contractual reduction through 4/30/2010.

Cumulative Total Returns as of 12/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	0.77%	14.26%	50.23%	—
Class B	— *	10.02	40.54	—
Class C	0.27	11.42	43.04	—
Class R	0.53	N/A	N/A	14.22% (5/17/04)
Class Z	1.02	15.70	54.43	—
Barclays Capital 1–5 Year U.S. Credit Index[2]	-1.13	14.02	59.64	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	-2.82	9.56	45.39	***

Average Annual Total Returns[4] as of 12/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	-2.50%	2.02%	3.81%	—
Class B	-2.89	1.93	3.46	—
Class C	-0.69	2.19	3.64	—
Class R	0.53	N/A	N/A	2.92% (5/17/04)
Class Z	1.02	2.96	4.44	—
Barclays Capital 1–5 Year U.S. Credit Index[2]	-1.13	2.66	4.79	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	-2.82	1.80	3.78	***

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Distributions and Yields as of 12/31/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.49	5.84%
Class B	$0.41	5.29%
Class C	$0.44	5.54%
Class R	$0.47	5.68%
Class Z	$0.52	6.27%

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 3% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Barclays Capital 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

3The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

*Less than 0.005%.

**Barclays Capital 1–5 Year U.S. Credit Index Closest Month-End to Inception cumulative total return is 14.11% for Class R. Barclays Capital 1–5 Year U.S. Credit Index Closest Month-End to Inception average annual return is 2.92% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return is 10.16% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 2.09% for Class R.

Investors cannot invest directly in an index. The returns for the Barclays Capital 1–5 Year U.S. Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	3

Your Fund’s Performance (continued)

Allocation (% of Net Assets as of 12/31/08)
Corporate Bonds	83.9%
Commercial Mortgage-Backed Securities	4.2
U.S. Treasury Obligation	1.1
Bank Loan	0.1
Preferred Stock	0.1

Allocations are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/08
U.S. Government & Agency	1.1%
Aaa	6.6
Aa	9.6
A	31.8
Baa	36.9
Ba	2.9
B	0.4
Not Rated	8.9
Total Investments	98.2
Other assets in excess of liabilities	1.8
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Short-Term Corporate Bond Fund’s Class A shares posted a 0.77% total return for 2008 that outperformed the 1.13% decline of the Barclays Capital 1–5 Year U.S. Credit Index (the Index) and the 2.82% decline of the Lipper Short/Intermediate Investment-Grade Debt Funds Average.

How is the Fund managed?

The Fund, which is managed by Prudential Fixed Income Management, primarily invests in a portfolio of corporate bonds rated investment grade with various maturities. The Fund can also invest in bonds not included in the Index, such as U.S. Treasury securities, residential mortgage-backed securities, commercial mortgage-backed securities, high yield corporate (“junk”) bonds, and asset-backed securities. The latter pay interest based upon the cash flow of an underlying pool of assets such as home equity loans, automobile loans, or credit card receivables. Prudential Fixed Income Management tries to broadly diversify the Fund’s holdings so that no individual bond can have a large impact on its performance. As of December 31, 2008, the Fund held 335 bonds in its portfolio.

What were conditions like in the U.S. short-term corporate bond market?

The year proved to be one of the most difficult and volatile in the history of the financial markets, including the market for short-term corporate bonds. A burst housing bubble in the United States led to a meltdown in the subprime mortgage market that escalated into a full-blown credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to supersafe Treasury securities, enabling that market to easily outperform other bond markets in the United States. Indeed, Treasurys maturing in one to five years returned 8.8% in 2008 in contrast to the decline posted by the Index. Corporate bonds, which carry greater credit risk than Treasurys, were required to provide higher yields in the risk-averse environment. This drove their prices lower, as bond prices move inversely to yields. But for a given rise in interest rates, prices of short-term bonds decline less than prices of longer-term bonds. Therefore, short-term corporate bonds rated investment grade sold off less than their longer-term counterparts in 2008, one of the most difficult years in the history of the corporate bond market.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	5

Strategy and Performance Overview (continued)

Within the investment-grade corporate bond market, all three major divisions—industrial, utility, and financial institutions—came under pressure. Industrial held up the best, as sectors such as food & beverages, healthcare, and pharmaceuticals performed relatively well. Demand tends to remain solid for these goods and services even during economic downturns. In contrast, building materials was among the worst performing industrial sectors, hurt by the sharp downturn in the housing market and the accompanying pessimistic forecasts.

The hardest hit was financial institutions, particularly the brokerage sector. The credit crisis shook the foundations of Wall Street. In March, the Fed facilitated the purchase of Bear Stearns Cos. by J.P. Morgan Chase & Co. at a deep discount as the former struggled with a lack of liquidity. In September, Bank of America agreed to purchase Merrill Lynch & Co., and Barclays Capital Inc. bought some of Lehman Brothers Holdings Inc.’s North American businesses after the latter declared bankruptcy. The Fed also allowed Morgan Stanley and Goldman Sachs Group Inc. to become commercial banks, signaling the end of the era of large independent investment banks on Wall Street.

How did allocation within the investment-grade corporate bond market affect the Fund?

The Fund’s allocation strategy, particularly its underweight exposure to the embattled financial institutions sector, helped it outperform the Index in 2008. Most notably, the Fund benefited from having smaller exposures than the Index to poorly performing debt securities of bankrupt Lehman Brothers Holdings, American International Group Inc. (AIG), and Washington Mutual. AIG, one of the world’s largest insurance companies, was rescued by the Fed as it neared bankruptcy in September. Washington Mutual suffered the largest bank failure in U.S. history in September and was subsequently sold to J.P. Morgan Chase & Co.

That said, having a smaller position than the Index in bonds of GE Capital, the lending subsidiary of General Electric Co., hurt the Fund’s relative performance. GE Capital, which suffered losses on consumer and commercial loans, qualified for the federal government’s Temporary Liquidity Guarantee Program that allows financial firms to issue bonds with full government backing. Participation in this program caused GE Capital bonds to gain in value. However, the Fund did not derive much benefit from this development because it had an underweight exposure to debt securities of GE Capital.

Another reason the Fund outperformed the Index was it had overweight exposures to utilities and industrials, particularly healthcare and food & beverages. In the latter, the Fund held notes of Bottling Group LLC, a unit of The Pepsi Bottling Group, that performed well.

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Some of the Fund’s industrial holdings detracted from its return such as bonds of TNK-BP, a leading Russian oil company. The price of crude oil soared to more than $145 per barrel in early July. But deteriorating economic conditions around the world hurt demand for oil, causing its price to dip below $40 per barrel late in the year. The plunge in oil prices hurt TNK-BP’s profitability and pressured prices of its bonds. The Fund also held bonds of Hanson PLC, a British supplier of construction materials that is part of the HeidelbergCement Group. The Hanson bonds declined in value during 2008 amid heavy debts and losses.

Did the Fund invest in debt securities other than short-term corporate bonds?

The Fund continued to hold high-quality commercial mortgage-backed securities to diversify away from bonds of corporations. Commercial mortgage-backed securities are backed by mortgages on strip malls, apartment buildings, office buildings, or other commercial properties. The commercial mortgage-backed market has suffered from lax underwriting standards of loans, albeit to a lesser extent than the residential mortgage-backed market. Yet commercial property values declined, vacancies began to rise, and rents softened amid the deepening recession in commercial real estate in 2008. Prices of commercial real estate securities finished the year sharply lower. Though exposure to these securities was a drag on the Fund’s performance in 2008, these securities remain in the portfolio because they are a valuable way to diversify the Fund and spread risk.

The Fund had a small exposure to the asset-backed securities market that detracted modestly from its return. Specifically, the Fund held securities backed by credit cards, which declined in value in 2008 as charge-offs on credit cards increased. Charge-offs are debts that were deemed uncollectible after being in arrears for several months.

What other types of bonds did the Fund invest in to diversify its portfolio?

The Index also includes investment-grade debt securities issued by foreign governments and agencies and supranational organizations, which are global or regional concerns not tied to any one country. Because the financial crisis had less of an impact on this section of the Index, it outperformed the corporate bond component of the Index in 2008. Therefore, the Fund’s smaller exposure to higher-quality bonds of foreign governments and supranationals hurt its performance relative to the Index. At the same time, the Fund benefited from having a smaller exposure than the Index to emerging market bonds rated investment grade. Emerging market bonds performed poorly in 2008 as deteriorating global economic conditions hurt demand for commodity exports of economically developing nations.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2008, at the beginning of the period, and held through the six-month period ended December 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Bond Fund, Inc./ Dryden Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$991.00	0.85%	$4.25
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

Class B	Actual	$1,000.00	$987.10	1.60%	$7.99
	Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11

Class C	Actual	$1,000.00	$988.50	1.35%	$6.75
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

Class R	Actual	$1,000.00	$989.90	1.10%	$5.50
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58

Class Z	Actual	$1,000.00	$992.20	0.60%	$3.00
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	9

Portfolio of Investments

December 31, 2008

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 89.5%

ASSET-BACKED SECURITIES 0.1%
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A(b)	Baa1	1.665%	3/15/12	$430	$363,057
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A(b)	Baa1	1.695	2/15/12	25	21,465
First Franklin NIM Trust, Series 2006-FF4N, Class N1, 144A(e)	CCC(c)	5.500	3/25/36	52	5

Total asset-backed securities (cost $506,858)					384,527

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.2%
Banc of America Commercial Mortgage, Inc., Ser. 2004-4, Class A3	AAA(c)	4.128	7/10/42	2,800	2,747,475
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(c)	7.620	6/10/33	859	860,146
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2	AAA(c)	4.853	7/10/45	1,575	1,451,837
GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class A3	AAA(c)	4.207	12/10/41	1,000	970,640
Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A2	Aaa	3.285	7/05/35	754	718,018
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2003-CB7, Class A2	Aaa	4.128	1/12/38	926	890,494
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A2	Aaa	4.851	8/15/42	1,800	1,638,363
LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A2	AAA(c)	4.885	9/15/30	1,800	1,664,754
Merrill Lynch Mortgage Trust, Ser. 2005-CIP1, Class A2	Aaa	4.960	7/12/38	1,800	1,641,039
Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2	AAA(c)	4.809	1/14/42	1,698	1,645,592

Total commercial mortgage-backed securities (cost $15,184,230)					14,228,358

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	11

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS 83.9%

Aerospace/Defense 1.1%
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	4.750%	8/15/10	$1,240	$1,232,704
General Dynamics Corp., Gtd. Notes	A2	5.250	2/01/14	2,115	2,167,496
Northrop Grumman Corp., Gtd. Notes	Baa1	7.125	2/15/11	340	353,520

					3,753,720

Airlines 0.4%
American Airlines, Inc., Pass-thru Certs.	B1	6.817	5/23/11	700	448,000
American Airlines, Inc., Pass-thru Certs.	Ba1	7.858	10/01/11	205	155,800
Continental Airlines, Inc., Pass-thru Certs.	Ba1	7.373	12/15/15	216	125,351
Continental Airlines, Inc., Pass-thru Certs.(e)	Baa2	7.487	10/02/10	910	819,000

					1,548,151

Automotive 1.0%
American Honda Finance Corp., Notes, 144A	Aa3	6.700	10/01/13	1,000	1,008,009
Daimler Finance North America LLC, Gtd. Note	A3	4.875	6/15/10	260	235,786
Daimler Finance North America LLC, Gtd. Note, M.T.N	A3	5.750	9/08/11	1,155	975,443
Johnson Controls, Inc., Sr. Unsec’d. Notes	A3	5.250	1/15/11	1,195	1,098,137

					3,317,375

Banking 11.5%
Bank of America Corp., Sr. Unsec’d. Notes, M.T.N.	Aa2	4.900	5/01/13	3,000	2,971,509
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes	Aa2	5.125	8/27/13	1,600	1,634,938
Bear Stearns Co., Inc., Sr. Unsec’d. Notes	Aa2	5.350	2/01/12	2,000	1,962,266
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.500	4/11/13	3,315	3,227,762
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.850	7/02/13	1,500	1,447,590

See Notes to Financial Statements.

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	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Citigroup, Inc., Sr. Unsec’d. Notes	A2	6.500%	8/19/13	$915	$923,314
Citigroup, Inc., Sub. Notes	A3	5.000	9/15/14	1,000	879,582
Credit Suisse NY (Switzerland), Sr. Unsec’d. Notes, M.T.N	Aa1	5.000	5/15/13	1,000	962,431
Credit Suisse USA, Inc., Gtd. Notes	Aa1	6.500	1/15/12	2,000	2,045,626
Credit Suisse USA, Inc., Sr. Unsec’d. Notes	Aa1	4.875	8/15/10	1,615	1,614,664
Fifth Third Bancorp, Sr. Unsec’d. Notes	A1	6.250	5/01/13	430	398,827
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.000	1/15/11	2,370	2,295,570
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Note	A1	5.250	10/15/13	1,750	1,607,641
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450	11/01/12	3,005	2,866,494
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.600	1/15/12	375	369,999
HSBC Bank USA, Sr. Unsec’d. Notes	Aa2	3.875	9/15/09	1,775	1,771,998
ICICI Bank Ltd. (India), Bonds, 144A(b)	Baa2	5.290	1/12/10	420	347,550
ICICI Bank Ltd. (Singapore), Notes, 144A	Baa2	5.750	11/16/10	440	373,855
JPMorgan Chase & Co., Sr. Sub. Notes	Aa3	6.750	2/01/11	500	512,587
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa2	4.750	5/01/13	2,500	2,466,923
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa2	5.375	10/01/12	1,000	1,022,955
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa2	5.600	6/01/11	1,525	1,532,198
Key Bank National Association, Sub. Notes	A2	5.700	8/15/12	1,300	1,151,498
National City Bank, Sub. Notes	A1	4.625	5/01/13	850	696,911
Northern Trust Co., Sr. Unsec’d. Notes	A1	5.500	8/15/13	1,385	1,422,075
PNC Funding Corp., Gtd. Notes	A2	6.125	2/15/09	400	400,817
Wachovia Corp., Sr. Unsec’d. Notes, M.T.N	A1	5.500	5/01/13	1,000	988,841
Wells Fargo Capital XI, Gtd. Notes(b)	Aa2	7.700	12/26/49	500	412,656
Wells Fargo Capital XV, Jr. Sub. Notes(b)	Aa2	9.750	9/26/49	1,000	1,010,000

					39,319,077

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	13

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Brokerage 3.4%
Janus Capital Group, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	6/15/12	$650	$520,465
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, M.T.N.(f)	NR	5.250	2/06/12	1,520	144,400
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, M.T.N.(f)	NR	5.625	1/24/13	1,000	95,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, M.T.N.(f)	NR	6.000	7/19/12	900	85,500
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	4.250	2/08/10	2,055	2,008,643
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.450	2/05/13	1,100	1,057,371
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	6.050	8/15/12	565	557,417
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	6.150	4/25/13	1,000	990,889
Morgan Stanley Dean Witter, Sr. Unsec’d. Notes	A2	3.875	1/15/09	1,080	1,078,716
Morgan Stanley Dean Witter, Sr. Unsec’d. Notes	A2	4.000	1/15/10	1,160	1,126,309
Morgan Stanley Dean Witter, Sr. Unsec’d. Notes, M.T.N.	A2	5.625	1/09/12	2,000	1,896,614
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.300	3/01/13	1,000	906,891
Morgan Stanley, Sr. Unsec’d. Notes, M.T.N.	A2	5.250	11/02/12	1,065	968,590

					11,436,805

Building Materials & Construction 1.2%
American Standard, Inc., Gtd. Notes	Baa3	7.625	2/15/10	810	809,993
American Standard, Inc., Gtd. Notes	Baa3	8.250	6/01/09	280	281,699
CRH America, Inc., Gtd. Notes	Baa1	5.625	9/30/11	570	444,817
DR Horton, Inc., Gtd. Notes	Ba3	5.000	1/15/09	1,000	995,083
Hanson PLC (United Kingdom), Sub. Notes	Ba3	7.875	9/27/10	620	250,394
Lafarge SA (France), Sr. Unsec’d. Notes	Baa2	6.150	7/15/11	700	609,477

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
RPM International, Inc., Sr. Unsec’d. Notes	Baa3	4.450%	10/15/09	$830	$821,878

					4,213,341

Cable 2.2%
Comcast Cable Communications, Inc., Gtd. Notes	Baa2	6.750	1/30/11	810	813,080
Comcast Corp., Gtd. Notes	Baa2	5.450	11/15/10	1,145	1,131,739
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3	4.625	1/15/10	725	701,522
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3	6.750	3/15/11	390	379,633
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3	7.750	11/01/10	1,300	1,275,969
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3	7.875	8/15/09	290	285,067
Shaw Communication, Inc., Sr. Unsec’d. Notes	Ba1	8.250	4/11/10	600	591,000
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.400	7/02/12	1,380	1,288,570
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.200	7/01/13	1,000	945,895

					7,412,475

Capital Goods 2.3%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes	A2	6.200	9/30/13	455	469,067
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, M.T.N.	A2	4.850	12/07/12	1,085	1,029,436
ERAC USA Finance Co., Gtd. Notes, 144A	Baa2	5.800	10/15/12	900	752,875
ERAC USA Finance Co., Notes, 144A(b)	Baa1	2.4312	8/28/09	610	518,715
ERAC USA Finance Co., Notes, 144A	Baa2	8.000	1/15/11	180	168,856
FedEx Corp., Gtd. Notes	Baa2	3.500	4/01/09	1,000	996,564
John Deere Capital Corp., Sr. Unsec’d. Notes, M.T.N.	A2	4.950	12/17/12	1,565	1,527,911
Steelcase, Inc., Sr. Unsec’d. Notes	Baa3	6.500	8/15/11	1,000	941,726
Textron Financial Corp., Sr. Unsec’d. Notes	Baa1	4.600	5/03/10	1,700	1,473,499

					7,878,649

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	15

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals 1.5%
E.I. Du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	5.000%	1/15/13	$735	$741,650
E.I. Du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	5.000	7/15/13	1,145	1,151,890
Koppers, Inc., Sr. Sec’d. Notes	Ba3	9.875	10/15/13	700	644,000
Lubrizol Corp., Gtd. Notes	Baa2	4.625	10/01/09	900	884,015
PPG Industries, Inc., Sr. Unsec’d. Notes	A3	5.750	3/15/13	1,000	988,936
Union Carbide Corp., Sr. Unsec’d. Notes	Ba2	6.700	4/01/09	800	799,786

					5,210,277

Consumer 1.7%
Clorox Co., Sr. Unsec’d. Notes	Baa2	5.450	10/15/12	2,000	1,990,134
Fortune Brands, Inc., Sr. Unsec’d. Notes	Baa2	5.125	1/15/11	555	533,081
Philips Electronics NV (Netherlands), Sr. Unsec’d. Notes	A3	4.625	3/11/13	1,000	940,340
Procter & Gamble Co., Sr. Unsec’d. Notes	Aa3	4.600	1/15/14	1,380	1,446,106
Western Union Co., Gtd. Notes	A3	5.400	11/17/11	690	663,214
Whirlpool Corp., Sr. Unsec’d. Notes	Baa2	6.125	6/15/11	415	369,545

					5,942,420

Electrical Utilities 5.3%
AES Corp., Sr. Unsec’d. Notes	B1	9.375	9/15/10	500	475,000
Alabama Power Co., Series HH, Sr. Unsec’d. Notes	A2	5.100	2/01/11	835	841,255
Appalachian Power Co., Sr. Unsec’d. Notes	Baa2	4.400	6/01/10	1,000	978,544
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.375	10/15/11	1,210	1,139,001
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2	6.125	7/01/13	950	878,993
Consumers Energy Co., First Mortgage	Baa1	4.400	8/15/09	710	704,253
Detroit Edison Co. (The), Mortgage	A3	6.400	10/01/13	1,000	1,039,209
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	5.650	6/15/13	1,700	1,667,516

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electrical Utilities (cont’d.)
EDP Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	A2	5.375%	11/02/12	$1,000	$919,592
Empresa Nacional de Electricidad S.A. (Chile), Unsec’d. Bonds, Ser. B	Baa3	8.500	4/01/09	460	467,761
Enel Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	5.700	1/15/13	620	570,786
Exelon Generation Co., LLC, Sr. Unsec’d. Notes	A3	6.950	6/15/11	615	596,980
FirstEnergy Corp., Sr. Unsec’d. Notes, Ser. B	Baa3	6.450	11/15/11	550	519,891
FPL Group Capital, Inc., Gtd. Notes	A2	5.350	6/15/13	705	706,438
FPL Group Capital, Inc., Gtd. Notes	A2	5.625	9/01/11	275	278,880
Nevada Power Co., Ser. A, Mortgage	Baa3	8.250	6/01/11	1,785	1,821,791
Nisource Finance Corp., Gtd. Notes	Baa3	6.150	3/01/13	600	462,325
Oncor Electric Delivery Co., 1st Mortgage, 144A	Baa3	5.950	9/01/13	600	559,577
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	4.200	3/01/11	505	498,876
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.250	12/01/13	1,000	1,034,081
PSEG Power LLC, Gtd. Notes	Baa1	6.950	6/01/12	260	256,534
Southern California Edison Co., 1st Mortgage	A2	5.750	3/15/14	425	445,374
Virginia Electric and Power Co., Sr. Unsec’d. Notes	Baa1	5.100	11/30/12	900	879,860
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	A1	6.000	4/01/14	435	457,912

					18,200,429

Energy - Integrated 0.6%
BP Capital Markets PLC, Gtd. Notes	Aa1	5.250	11/07/13	1,000	1,043,936
Burlington Resources Finance Co. (Canada), Gtd. Notes	A2	6.400	8/15/11	470	482,375
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	6.875	7/18/11	750	547,500

					2,073,811

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	17

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other 2.8%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(b)	Baa3	2.3963%	9/15/09	$1,100	$1,052,505
Apache Corp., Notes	A3	6.000	9/15/13	1,200	1,244,485
Canadian National Resources Ltd. (Canada), Sr. Unsec’d. Notes	Baa2	5.150	2/01/13	880	815,617
Delek & Avner Yam Tethys Ltd. (Israel), Sr. Sec’d. Notes, 144A	Baa3	5.326	8/01/13	258	260,598
EOG Resources, Inc.	A3	6.125	10/01/13	1,000	1,044,820
Nabors Holdings 1 ULC, Gtd. Notes	Baa1	4.875	8/15/09	240	241,214
Transocean, Inc. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.250	3/15/13	1,200	1,114,555
Valero Energy Corp., Sr. Unsec’d. Notes	Baa2	3.500	4/01/09	1,000	993,211
Weatherford International, Inc., Gtd. Notes	Baa1	5.950	6/15/12	705	669,947
Western Oil Sands, Inc. (Canada), Sr. Sec’d. Notes	Baa1	8.375	5/01/12	855	816,219
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.625	6/15/13	850	771,912
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.900	8/01/12	460	448,573

					9,473,656

Foods 8.4%
Bottling Group LLC, Gtd. Notes	A2	6.950	3/15/14	3,300	3,583,156
Cargill, Inc., Sr. Unsec’d. Notes, 144A	A2	3.625	3/04/09	500	499,399
Coca Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	7.375	3/03/14	1,000	1,098,105
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	7.875	9/15/10	990	1,024,400
Darden Restaurants, Inc., Sr. Unsec’d. Notes	Baa3	5.625	10/15/12	610	527,078
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	4.375	5/03/10	275	272,395
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.125	1/30/12	390	383,043
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.200	1/30/13	920	905,298
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	7.375	1/15/14	1,000	1,065,251
Dr Pepper Snapple Group, Inc., Gtd. Notes, 144A	Baa3	6.120	5/01/13	1,000	985,037

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	8/15/13	$1,210	$1,217,293
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	6.000	2/15/12	600	622,421
H.J. Heinz Co., Sr. Unsec’d. Notes	Baa2	5.350	7/15/13	1,100	1,091,284
Hershey Co. (The), Sr. Unsec’d. Notes	A2	5.000	4/01/13	825	829,626
Kellogg Co., Sr. Unsec’d. Notes	A3	5.125	12/03/12	920	919,689
Kellogg Co., Sr. Unsec’d. Notes, Ser. B	A3	6.600	4/01/11	805	842,512
Kraft Foods, Inc., Sr. Unsec’d. Notes(b)	Baa2	2.790	8/11/10	1,350	1,271,094
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.625	11/01/11	2,000	2,043,573
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750	2/19/14	1,000	1,037,766
Kroger Co. (The), Gtd. Notes	Baa2	5.000	4/15/13	1,370	1,318,883
Kroger Co. (The), Gtd. Notes	Baa2	7.500	1/15/14	1,000	1,051,199
McCormick & Co., Sr. Unsec’d. Notes, M.T.N	A2	5.250	9/01/13	1,150	1,127,182
McDonald’s Corp., Sr. Unsec’d. Notes, M.T.N.	A3	4.300	3/01/13	1,000	1,021,054
Pepsi Americas, Inc., Bonds	Baa1	5.625	5/31/11	285	281,154
SABMiller PLC (United Kingdom), Gtd. Notes, 144A	Baa1	6.200	7/01/11	650	643,822
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	4.950	8/16/10	780	771,608
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.250	3/15/14	815	819,226
Whitman Corp., Sr. Unsec’d. Notes	Baa1	6.375	5/01/09	895	899,258
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875	4/15/11	330	334,253

					28,486,059

Foreign Government Bonds 0.8%
Export-Import Bank of Korea (The) (South Korea), Notes, 144A	Aa3	4.125	2/10/09	1,530	1,522,252
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	Aa3	4.750	7/20/09	1,210	1,198,403
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125	10/13/10	45	47,363

					2,768,018

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	19

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 4.0%
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625%	9/15/12	$600	$561,787
Baxter Finco BV (Netherlands), Gtd. Notes	A3	4.750	10/15/10	830	827,654
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba2	6.000	6/15/11	960	912,000
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa2	5.500	6/15/13	750	709,009
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa2	6.750	2/15/11	480	477,660
Covidien International Finance (Luxembourg), Gtd. Notes	Baa1	5.150	10/15/10	720	717,965
Covidien International Finance (Luxembourg), Gtd. Notes	Baa1	5.450	10/15/12	1,300	1,271,883
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	4.850	5/15/13	1,800	1,805,502
Hospira, Inc., Sr. Unsec’d. Notes	Baa3	4.950	6/15/09	670	670,234
Hospira, Inc., Sr. Unsec’d. Notes	Baa3	5.550	3/30/12	375	355,301
McKesson Corp., Sr. Unsec’d. Notes	Baa3	5.250	3/01/13	515	477,880
Medco Health Solutions, Inc., Sr. Unsec’d. Notes	Baa3	6.125	3/15/13	1,000	932,503
Medtronic, Inc., Ser. B, Sr. Unsec’d. Notes	A1	4.375	9/15/10	1,100	1,097,129
Quest Diagnostics, Inc., Gtd. Notes	Baa3	5.125	11/01/10	535	519,314
Wyeth, Sr. Unsec’d. Notes	A3	5.500	2/01/14	1,000	1,015,788
Wyeth, Sr. Unsec’d. Notes	A3	6.950	3/15/11	1,125	1,171,557

					13,523,166

Healthcare Insurance 1.8%
Aetna, Inc., Sr. Unsec’d. Notes	A3	5.750	6/15/11	1,290	1,260,098
Cigna Corp., Sr. Unsec’d. Notes	Baa2	6.375	10/15/11	606	587,655
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.125	11/15/10	600	585,688
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.250	3/15/11	1,500	1,410,396
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	4.250	12/15/09	1,000	961,667
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.000	1/15/11	1,330	1,257,047

					6,062,551

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance 2.8%
Berkshire Hathaway Finance Corp., Gtd. Notes	Aaa	4.600%	5/15/13	$1,000	$999,981
Berkshire Hathaway Finance Corp., Gtd. Notes	Aaa	5.000	8/15/13	1,325	1,347,844
Chubb Corp., Sr. Unsec’d. Notes	A2	5.200	4/01/13	570	552,233
Chubb Corp., Sr. Unsec’d. Notes	A2	6.000	11/15/11	1,400	1,402,692
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	A3	5.250	10/15/11	405	349,331
ING Security Life Institutional Funding, Sr. Unsec’d. Notes, 144A	Aa3	4.250	1/15/10	1,100	1,075,759
Lincoln National Corp., Sr. Unsec’d. Notes	A3	5.650	8/27/12	800	659,280
Principal Life Income Funding Trust, Sr. Sec’d. Notes	Aa2	5.200	11/15/10	740	751,696
Principal Life Income Funding Trust, Sr. Sec’d. Notes	Aa2	5.300	4/24/13	500	468,364
Progressive Corp. (The), Sr. Unsec’d. Notes	A1	6.375	1/15/12	875	891,281
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes, M.T.N.	A2	5.375	6/15/12	925	922,984

					9,421,445

Lodging 0.5%
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes	Ba1	8.000	5/15/10	1,000	855,000
Starwood Hotels & Resorts Wordwide, Inc., Sr. Unsec’d. Notes	Baa3	6.250	2/15/13	1,046	721,740

					1,576,740

Media & Entertainment 2.2%
Intl. Speedway Corp., Gtd. Notes	Baa2	4.200	4/15/09	1,250	1,231,483
Thomson Reuters Corp. (Canada), Gtd. Notes	Baa1	5.950	7/15/13	1,400	1,303,439
Time Warner, Inc., Gtd. Notes	Baa2	5.500	11/15/11	380	357,053
Time Warner, Inc., Gtd. Notes	Baa2	6.750	4/15/11	1,375	1,342,515
Viacom, Inc., Gtd. Notes	Baa3	5.750	4/30/11	1,190	1,080,744
Viacom, Inc., Sr. Unsec’d. Notes	Baa3	6.625	5/15/11	810	717,807
Vivendi (France), Notes, 144A	Baa2	5.750	4/04/13	800	702,190
Walt Disney Co. (The), Sr. Unsec’d. Notes	A2	4.500	12/15/13	665	669,387

					7,404,618

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	21

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals 1.5%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa2	5.375%	6/01/13	$1,000	$754,146
BHP Billiton Finance Ltd. (Australia), Gtd. Notes	A1	5.125	3/29/12	400	376,227
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.000	12/15/10	825	811,289
Nucor Corp., Sr. Unsec’d. Notes	A1	5.000	6/01/13	750	742,676
Rio Tinto Financial USA Ltd. (Australia), Gtd. Notes	Baa1	5.875	7/15/13	1,560	1,242,560
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	5.650	6/01/13	800	598,369
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.500	11/16/11	820	640,709

					5,165,976

Non Captive Finance 5.0%
American Express Credit Corp., Sr. Unsec’d. Notes	A1	5.000	12/02/10	1,100	1,068,418
American Express Credit Corp., Sr. Unsec’d. Notes	A1	7.300	8/20/13	1,000	1,023,592
Block Financial LLC, Gtd. Notes	Baa1	7.875	1/15/13	800	756,644
Capital One Financial Co., Sr. Unsec’d. Notes, M.T.N.	A3	5.700	9/15/11	230	214,476
CIT Group, Inc., Sr. Unsec’d. Notes	Baa1	4.250	2/01/10	35	32,087
CIT Group, Inc., Sr. Unsec’d. Notes	Baa1	5.400	2/13/12	605	488,118
CIT Group, Inc., Sr. Unsec’d. Notes	Baa1	5.600	4/27/11	1,095	924,498
Countrywide Financial Corp., Gtd. Notes, M.T.N.	Aa2	5.800	6/07/12	1,650	1,608,177
Countrywide Home Loans, Inc., Gtd. Notes, M.T.N.	Aa2	4.125	9/15/09	500	494,141
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	4.800	5/01/13	6,000	5,903,352
HSBC Finance Corp., Sr. Unsec’d. Notes	Aa3	4.750	5/15/09	1,100	1,099,590
HSBC Finance Corp., Sr. Unsec’d. Notes	Aa3	4.750	4/15/10	1,265	1,253,890
International Lease Finance Corp., Sr. Unsec’d. Notes	Baa1	3.500	4/01/09	30	28,485
International Lease Finance Corp., Sr. Unsec’d. Notes	Baa1	6.375	3/25/13	1,000	679,296

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Non Captive Finance (cont’d.)
International Lease Finance Corp., Sr. Unsec’d. Notes, M.T.N.	Baa1	5.450%	3/24/11	$635	$466,228
SLM Corp., Sr. Unsec’d. Notes	Baa2	5.000	10/01/13	1,400	1,001,728

					17,042,720

Paper 0.2%
International Paper Co., Sr. Unsec’d. Notes	Baa3	4.250	1/15/09	740	739,143

Pipelines & Other 2.0%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa3	4.000	10/15/09	1,845	1,806,965
Duke Cap Corp., Sr. Unsec’d. Notes	Baa1	7.500	10/01/09	495	490,959
Duke Energy Field Services LLC, Sr. Unsec’d. Notes	Baa2	7.875	8/16/10	1,315	1,292,799
Enterprise Products Operating LP, Gtd. Notes	Baa3	4.625	10/15/09	920	891,058
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.850	9/15/12	1,050	961,589
ONEOK Partners LP, Gtd. Notes	Baa2	5.900	4/01/12	600	564,652
Transcontinental Gas Pipe Line Corp., Sr. Unsec’d. Notes	Baa2	8.875	7/15/12	1,000	975,893

					6,983,915

Railroads 1.6%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	5.900	7/01/12	445	439,644
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.750	7/15/11	705	716,618
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	Baa3	5.750	5/15/13	600	555,277
CSX Corp., Sr. Unsec’d. Notes	Baa3	4.875	11/01/09	300	291,937
CSX Corp., Sr. Unsec’d. Notes	Baa3	5.750	3/15/13	675	634,244
CSX Corp., Sr. Unsec’d. Notes	Baa3	6.750	3/15/11	315	313,760
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	8.625	5/15/10	845	857,165
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	5.450	1/31/13	1,145	1,110,604
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	6.650	1/15/11	500	498,255

					5,417,504

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	23

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts 1.8%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, M.T.N.	Baa1	5.500%	1/15/12	$590	$471,641
Brandywine Operating Partners, Gtd. Notes	Baa3	5.750	4/01/12	585	438,591
BRE Properties, Inc., Sr. Unsec’d. Notes	Baa2	4.875	5/15/10	700	608,539
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	5.625	8/15/11	440	340,341
Equity One, Inc., Gtd. Notes	Baa3	3.875	4/15/09	500	487,656
ERP Operating LP, Sr. Unsec’d. Notes	Baa1	4.750	6/15/09	650	638,620
ERP Operating LP, Sr. Unsec’d. Notes	Baa1	5.500	10/01/12	800	623,353
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	7.250	3/15/09	785	775,550
Nationwide Health Properities, Inc., Sr. Unsec’d. Notes	Baa3	6.500	7/15/11	240	217,853
Simon Property Group LP, Sr. Unsec’d. Notes	A3	4.600	6/15/10	1,100	980,440
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.600	9/01/11	365	305,087
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.750	5/01/12	390	311,762

					6,199,433

Retail 2.4%
CVS Caremark Corp., Sr. Unsec’d. Notes(b)	Baa2	2.5025	6/01/10	1,350	1,242,150
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750	8/15/11	1,000	1,003,458
Federated Retail Holding, Inc., Gtd. Notes	Baa3	5.350	3/15/12	575	427,094
Gamestop Corp., Gtd. Notes	Ba1	8.000	10/01/12	700	651,000
Home Depot, Inc., Sr. Unsec’d. Notes	Baa1	4.625	8/15/10	940	930,826
JC Penney Co., Inc., Sr. Unsec’d. Notes	Baa3	8.000	3/01/10	985	956,168
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	7.450	9/15/11	1,000	785,600
Target Corp., Sr. Unsec’d. Notes	A2	5.125	1/15/13	900	888,628
Walgreen Co., Sr. Unsec’d. Notes	A2	4.875	8/01/13	1,100	1,132,847

					8,017,771

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology 3.5%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.700%	6/01/10	$500	$465,000
Dell, Inc., Sr. Unsec’d. Notes	A2	4.700	4/15/13	490	460,969
Fiserv, Inc., Gtd. Notes	Baa2	6.125	11/20/12	1,100	1,033,489
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	6.125	3/01/14	1,800	1,913,403
IBM Corp., Notes	A1	6.500	10/15/13	2,500	2,740,582
Intuit, Inc., Sr. Unsec’d. Notes	Baa2	5.400	3/15/12	575	522,549
Jabil Circuit, Inc., Sr. Unsec’d. Notes	Ba1	5.875	7/15/10	785	718,275
Motorola, Inc., Sr. Unsec’d. Notes	Baa2	8.000	11/01/11	420	350,478
Oracle Corp., Sr. Unsec’d. Notes	A2	4.950	4/15/13	1,560	1,608,332
Seagate Technology HDD Holdings, Gtd. Notes	Ba1	6.375	10/01/11	750	517,500
Xerox Corp., Gtd. Notes	Baa2	5.500	5/15/12	200	167,610
Xerox Corp., Sr. Unsec’d. Notes	Baa2	7.125	6/15/10	1,500	1,407,932

					11,906,119

Telecommunications 9.0%
American Tower Corp., Sr. Unsec’d. Notes	Ba1	7.125	10/15/12	500	492,500
AT&T Corp., Gtd. Notes(a)	A2	7.300	11/15/11	2,185	2,270,141
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.950	1/15/13	1,770	1,779,781
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.700	11/15/13	800	847,458
BellSouth Corp., Sr. Unsec’d. Notes	A2	4.200	9/15/09	1,545	1,551,061
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.150	1/15/13	1,000	952,599
Cingular Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.125	5/01/12	415	445,033
Deutsche Telekom International Finance (Netherlands), Gtd. Notes	Baa1	8.500	6/15/10	2,495	2,570,035
Embarq Corp., Sr. Unsec’d. Notes	Baa3	6.738	6/01/13	750	633,750
France Telecom SA (France), Sr. Unsec’d. Notes	A3	7.750	3/01/11	1,860	1,957,285
Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsec’d. Notes	Baa2	8.000	10/01/10	575	580,292
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.000	8/03/09	500	490,000

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	25

Portfolio of Investments

December 31, 2008 continued

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Qwest Services Corp., Sr. Unsec’d. Notes	Ba1	7.875%	9/01/11	$1,200	$1,104,000
SBC Communications, Inc., Sr. Unsec’d. Notes	A2	4.125	9/15/09	1,250	1,255,121
Sprint Capital Corp., Gtd. Notes	Ba2	6.375	5/01/09	590	586,313
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.000	1/15/10	650	598,000
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.200	7/18/11	720	639,000
Telefonica Europe BV (Netherlands), Gtd. Notes	Baa1	7.750	9/15/10	2,595	2,634,864
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000	6/01/11	1,320	1,312,856
Verizon Communications, Sr. Unsec’d. Notes	A3	4.350	2/15/13	2,220	2,147,151
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	5.350	2/15/11	500	502,966
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.250	12/01/10	725	760,062
Verizon Wireless, Sr. Unsec’d. Notes, 144A	A2	7.375	11/15/13	2,000	2,110,160
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.350	2/27/12	960	947,760
Vodafone Group PLC, (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.500	6/15/11	630	627,890
Vodafone Group PLC (United Kingdom) Sr. Unsec’d. Notes	Baa1	7.750	2/15/10	750	766,511

					30,562,589

Tobacco 1.4%
Altria Group, Inc., Gtd. Notes	Baa1	8.500	11/10/13	2,500	2,589,360
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875	5/16/13	1,500	1,504,293
Reynolds American, Inc., Sr. Sec’d. Notes(b)	Baa3	2.6962	6/15/11	1,000	809,637

					4,903,290

Total corporate bonds (cost $298,600,771)					285,961,243

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Bank Loan 0.1%
Lendor Processing Service, Inc., Bank Loan(e) (cost $492,945)	Baa3	3.966%	7/02/14	$ 498	$462,053

U.S. TREASURY OBLIGATION 1.1%
United States Treasury Note (cost $3,755,000)		1.500	12/31/13	3,755	3,746,491

				Shares
PREFERRED STOCK 0.1%

Banking
JPMorgan Chase Capital XXVI (cost $400,000)				16,000	391,840

Total long-term investments (cost $318,939,804)					305,174,512

SHORT-TERM INVESTMENT 8.7%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund—Taxable Money Market Series (cost $29,646,517; Note 3)(d)				29,646,517	29,646,517

Total Investments 98.2% (cost $348,586,321; Note 5)					334,821,029
Other assets in excess of liabilities(g) 1.8%					6,030,875

Net Assets 100.0%					$340,851,904

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LLC—Limited Liability Company

LP—Limited Partnership

M.T.N.—Medium Term Note

NR— Not Rated by Moody’s or Standard & Poor

†	The ratings reflected are as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	27

Portfolio of Investments

December 31, 2008 continued

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Segregated as collateral for financial futures contracts.
(b)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate in effect at December 31, 2008.
(c)	Standard & Poor’s rating.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Indicates a security that has been deemed illiquid.
(f)	Represents issuer in default on interest payments and/or principal repayment; non income producing security.
(g)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2008

Number of Contracts	Type	Expiration Date	Value at December 31, 2008	Value at Trade Date	Unrealized Appreciation
	Long Positions:
145	U.S. Treasury 2 Yr. Notes	Mar. 2009	$31,619,062	$31,351,054	$268,008
133	U.S. Treasury 5 Yr. Notes	Mar. 2009	15,834,274	15,516,276	317,998

					$586,006

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)# (4)	Fixed Rate	Reference Entity/ Obligation	Unrealized Appreciation
Buy Protection(1):
				Altria Group, Inc.
Citibank, N.A.	9/20/2012	$1,000	0.31%	7.00%, 11/04/13	$36,057
				Clorox Co. (The)
Citibank, N.A.	9/20/2012	1,000	0.32	6.125%, 02/01/11	20,617
				Fortune Brands, Inc.
Barclays Bank PLC	9/20/2012	1,000	0.60	5.375%, 01/15/16	46,184
				International Lease Finance Corp.
Deutsche Bank AG	6/20/2013	1,000	2.00	4.15%, 01/20/15	196,169
Goldman Sachs International	9/20/2013	1,000	1.02	Anheuser-Busch Cos., Inc. 5.525%, 10/1/10	44,562
				Macy’s Retail Holdings, Inc.
JP Morgan Chase Bank	9/20/2011	1,000	5.05	7.45%, 9/15/11	51,548

					$395,137

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Credit default swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Implied Credit Spread at December 31, 2008(3)	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Sell Protection(2):
Morgan Stanley Capital Services	6/20/2009	12.76%	$600	1.90%	Texas Competitive Electric Holdings Co. LLC, Bank Loan 6.235%, 10/10/14	$(28,671)	$—	$(28,671)

The Portfolio entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	29

Portfolio of Investments

December 31, 2008 continued

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$30,038,357	$586,006
Level 2—Other Significant Observable Inputs	304,782,672	395,137
Level 3—Significant Unobservable Inputs	—	(28,671)

Total	$334,821,029	$952,472

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments (OFI)
Balance as of 12/31/07	—	$8,658
Realized gain (loss)	—	*
Change in unrealized appreciation (depreciation)	—	(29,993)
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	(7,336)

Balance as of 12/31/08	—	$(28,671)

*	The realized gain earned during the period for other financial instruments was $126,358.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Banking	11.6%
Telecommunications	9.0
Affiliated Money Market Mutual Fund	8.7
Foods	8.4
Electrical Utilities	5.3
Non Captive Finance	5.0
Commercial Mortgage Backed Securities	4.2
Healthcare & Pharmaceutical	4.0
Technology	3.5
Brokerage	3.4
Energy—Other	2.8
Insurance	2.8
Retail	2.4
Capital Goods	2.3
Cable	2.2
Media & Entertainment	2.2
Pipelines & Others	2.0
Healthcare Insurance	1.8
Real Estate Investment Trust	1.8
Consumer	1.7
Railroads	1.6
Chemicals	1.5
Metals	1.5
Tobacco	1.4
Building Materials & Construction	1.2
Aerospace & Defense	1.1
U.S. Treasury Obligation	1.1
Automotive	1.0
Foreign Government Bond	0.8
Energy—Integrated	0.6
Lodging	0.5
Airlines	0.4
Paper	0.2
Bank Loan	0.1
Asset Backed Securities	0.1

98.2
Other assets in excess of liabilities	1.8

100.0%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	31

Statement of Assets and Liabilities

as of December 31, 2008

Assets
Investments at value:
Unaffiliated investments (cost $318,939,804)	$305,174,512
Affiliated investments (cost $29,646,517)	29,646,517
Cash	2,280
Dividends and interest receivable	4,331,688
Receivable for Fund shares sold	2,908,340
Unrealized appreciation on swaps	395,137
Prepaid expenses	4,656

Total assets	342,463,130

Liabilities
Payable for Fund shares repurchased	1,100,141
Accrued expenses	145,995
Management fee payable	110,140
Distribution fee payable	75,965
Dividends payable	63,939
Due to broker—variation margin	51,552
Unrealized depreciation on swaps	28,671
Affiliated transfer agent fee payable	22,497
Deferred directors’ fees	12,326

Total liabilities	1,611,226

Net Assets	$340,851,904

Net assets were comprised of:
Common stock, at par	$325,310
Paid-in capital in excess of par	373,840,542

374,165,852
Distribution in excess of net investment income	(9,608)
Accumulated net realized loss on investment transactions	(20,493,096)
Net unrealized depreciation on investments	(12,811,244)

Net assets, December 31, 2008	$340,851,904

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($227,052,301 ÷ 21,680,348 shares of common stock issued and outstanding)	$10.47
Maximum sales charge (3.25% of offering price)	.35

Maximum offering price to public	$10.82

Class B
Net asset value, offering price and redemption price per share ($9,354,152 ÷ 893,318 shares of common stock issued and outstanding)	$10.47

Class C
Net asset value, offering price and redemption price per share ($35,726,913 ÷ 3,411,336 shares of common stock issued and outstanding)	$10.47

Class R
Net asset value, offering price and redemption price per share ($730,108 ÷ 69,729 shares of common stock issued and outstanding)	$10.47

Class Z
Net asset value, offering price and redemption price per share ($67,988,430 ÷ 6,476,278 shares of common stock issued and outstanding)	$10.50

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	33

Statement of Operations

Year Ended December 31, 2008

Net Investment Income
Income
Interest income	$14,058,574
Affiliated dividend income	278,136

Total income	14,336,710

Expenses
Management fee	1,130,503
Distribution fee—Class A	449,102
Distribution fee—Class B	125,192
Distribution fee—Class C	208,180
Distribution fee—Class R	1,504
Transfer agent’s fee and expenses (including affiliated expense of $126,700) (Note 3)	311,000
Custodian’s fees and expenses	80,000
Registration fees	60,000
Reports to shareholders	60,000
Audit fee	28,000
Legal fees and expenses	24,000
Directors’ fees	18,000
Insurance	3,000
Interest expense (Note 7)	1,454
Loan interest expense (Note 7)	718
Miscellaneous	12,931

Total expenses	2,513,584

Net investment income	11,823,126

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain on:
Investment transactions	210,097
Financial futures transactions	3,080,025
Swap transactions	97,702

3,387,824

Net change in unrealized appreciation (depreciation) on:
Investments	(13,981,068)
Financial futures contracts	454,964
Swaps	357,808

(13,168,296)

Net loss on investments	(9,780,472)

Net Increase In Net Assets Resulting From Operations	$2,042,654

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations:
Net investment income	$11,823,126	$10,519,208
Net realized gain on investment transactions	3,387,824	934,651
Net change in unrealized appreciation (depreciation) on investments	(13,168,296)	3,417,213

Net increase in net assets resulting from operations	2,042,654	14,871,072

Dividends from net investment income (Note 1)
Class A	(8,293,754)	(7,687,154)
Class B	(476,695)	(814,807)
Class C	(1,145,128)	(1,038,977)
Class R	(13,629)	(5,132)
Class Z	(3,023,202)	(2,495,564)

	(12,952,408)	(12,041,634)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	195,908,368	61,329,598
Net asset value of shares issued in reinvestment of dividends	11,039,176	10,164,005
Cost of shares reacquired	(117,098,309)	(80,180,272)

Net increase (decrease) in net assets from Fund share transactions	89,849,235	(8,686,669)

Total increase (decrease)	78,939,481	(5,857,231)

Net Assets:
Beginning of year	261,912,423	267,769,654

End of year(a)	$340,851,904	$261,912,423

(a) Includes undistributed net investment income of:	$—	$34,117

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	35

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund currently consists of one portfolio which is the Dryden Short-Term Corporate Bond Fund (the “Portfolio”). The Portfolio’s investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with varying maturities. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general

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liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in more than sixty days are valued at current market quotations. Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	37

Notes to Financial Statements

continued

Swap Agreements: The Portfolio may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as a recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy

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protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the fair values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

The Portfolio may enter into total return swaps to manage its exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Financial futures contracts and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio has entered into over-the-counter derivative agreements. Such agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty to early terminate the contract(s) may impact the amounts reported on the financial statements. As of December 31, 2008, the Portfolio has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	39

Notes to Financial Statements

continued

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax paying entity. It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

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The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, and Class Z shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution, (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, and R Plans, the Portfolio compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, and .75 of 1% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2008, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, and .50 of 1% of the average daily net assets of the Class A, Class C, and Class R shares, respectively.

PIMS has advised the Portfolio that it received approximately $137,300 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Portfolio that for the year ended December 31, 2008, it received approximately $10,100 and $20,500 and $12,400 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	41

Notes to Financial Statements

continued

The Portfolio pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2008, the Portfolio incurred approximately $174,000 in total networking fees, of which approximately $27,400 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2008, aggregated $288,291,898 and $223,610,456, respectively. United States government securities represent $153,013,485 and $151,087,100 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present distribution in excess of net investment income, accumulated net realized loss on investment transactions and paid in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income, accumulated net realized loss on investment transactions and paid in capital in excess of par. For the year ended December 31, 2008, the adjustments were to decrease distribution in excess of net investment income by $1,085,557, to increase accumulated net realized loss on investment transactions by $1,056,259 and to decrease paid-in capital in excess of par by $29,298 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting, certain transactions involving swaps, paydown gains/losses,

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overdistribution of net investment income and other book to tax transactions. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2008 and 2007, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $12,952,408 and $12,041,634 from ordinary income, respectively.

As of December 31, 2008, the Portfolio did not have any accumulated undistributed earnings on a tax basis. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2008 of approximately $18,063,000 of which $2,905,000 expires in 2010, $5,362,000 expires in 2013, $7,851,000 expires in 2014 and $1,945,000 expires in 2015. The Portfolio utilized approximately $2,663,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Portfolio will be able to realize full benefit prior to the expiration date.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized depreciation as of December 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$350,430,917	$2,903,355	$(18,513,243)	$(15,609,888)	$366,466	$(15,243,422)

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and the differences in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are primarily attributable to unrealized appreciation on swaps.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	43

Notes to Financial Statements

continued

Note 6. Capital

The Portfolio offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first twelve months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 312.5 million authorized shares of $.01 par value common stock, divided into five classes for each portfolio, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 62,500,000 authorized shares for each portfolio. As of December 31, 2008, 267 shares of Class R were owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2008:
Shares sold	11,642,163	$123,029,602
Shares issued in reinvestment of dividends	658,747	7,031,674
Shares reacquired	(6,093,520)	(64,608,302)

Net increase (decrease) in shares outstanding before conversion	6,207,390	65,452,974
Shares issued upon conversion from Class B	584,798	6,269,622

Net increase (decrease) in shares outstanding	6,792,188	$71,722,596

Year ended December 31, 2007:
Shares sold	2,096,520	$22,587,989
Shares issued in reinvestment of dividends	597,879	6,446,868
Shares reacquired	(4,228,346)	(45,535,381)

Net increase (decrease) in shares outstanding before conversion	(1,533,947)	(16,500,524)
Shares issued upon conversion from Class B	602,787	6,487,476

Net increase (decrease) in shares outstanding	(931,160)	$(10,013,048)

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Class B	Shares	Amount
Year ended December 31, 2008:
Shares sold	498,441	$5,327,763
Shares issued in reinvestment of dividends	35,009	375,663
Shares reacquired	(436,948)	(4,652,133)

Net increase (decrease) in shares outstanding before conversion	96,502	1,051,293
Shares reacquired upon conversion into Class A	(584,019)	(6,269,622)

Net increase (decrease) in shares outstanding	(487,517)	$(5,218,329)

Year ended December 31, 2007:
Shares sold	132,150	$1,422,860
Shares issued in reinvestment of dividends	61,229	659,933
Shares reacquired	(633,115)	(6,808,403)

Net increase (decrease) in shares outstanding before conversion	(439,736)	(4,725,610)
Shares reacquired upon conversion into Class A	(602,161)	(6,487,476)

Net increase (decrease) in shares outstanding	(1,041,897)	$(11,213,086)

Class C
Year ended December 31, 2008:
Shares sold	1,965,023	$20,950,629
Shares issued in reinvestment of dividends	75,014	800,545
Shares reacquired	(745,703)	(7,912,402)

Net increase (decrease) in shares outstanding	1,294,334	$13,838,772

Year ended December 31, 2007:
Shares sold	357,012	$3,845,224
Shares issued in reinvestment of dividends	67,671	729,662
Shares reacquired	(792,062)	(8,540,353)

Net increase (decrease) in shares outstanding	(367,379)	$(3,965,467)

Class R
Year ended December 31, 2008:
Shares sold	61,665	$653,691
Shares issued in reinvestment of dividends	563	5,911
Shares reacquired	(5,423)	(56,895)

Net increase (decrease) in shares outstanding	56,805	$602,707

Year ended December 31, 2007:
Shares sold	3,646	$39,425
Shares issued in reinvestment of dividends	15	167
Shares reacquired	(145)	(1,549)

Net increase (decrease) in shares outstanding	3,516	$38,043

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	45

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended December 31, 2008:
Shares sold	4,299,612	$45,946,683
Shares issued in reinvestment of dividends	263,677	2,825,383
Shares reacquired	(3,745,417)	(39,868,577)

Net increase (decrease) in shares outstanding	817,872	$8,903,489

Year ended December 31, 2007:
Shares sold	3,098,663	$33,434,100
Shares issued in reinvestment of dividends	215,216	2,327,375
Shares reacquired	(1,789,188)	(19,294,586)

Net increase (decrease) in shares outstanding	1,524,691	$16,466,889

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Portfolio utilized the SCA during the year ended December 31, 2008. The average daily balance for the 3 days the Portfolio had loans outstanding during the year ended was $1,849,000 at a weighted average interest rate of 4.66%. At December 31, 2008, the Portfolio did not have an outstanding loan amount.

During the year ended December 31, 2008, the Portfolio paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $895,000 at a weighted average interest rate of 3.69%.

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Note 8. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	47

Financial Highlights

Class A
Year Ended December 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.88

Income (loss) from investment operations:
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	(.37)

Total from investment operations	.08

Less Distributions:
Dividends from net investment income	(.49)

Net asset value, end of year	$10.47

Total Return(a):	.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$227,052
Average net assets (000)	$179,641
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	.86%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	4.21%
Portfolio turnover rate	83%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2007(d)	2006	2005	2004

$10.76	$10.82	$11.23	$11.52

.44	.41	.39	.38
.19	.02	(.29)	(.15)

.63	.43	.10	.23

(.51)	(.49)	(.51)	(.52)

$10.88	$10.76	$10.82	$11.23

5.95%	4.03%	.86%	2.01%

$161,995	$170,262	$213,359	$188,404
$163,819	$191,991	$209,594	$153,543

.85%	.94%	.92%	.92%
.60%	.69%	.67%	.67%
4.11%	3.80%	3.51%	3.05%
82%	61%	73%	55%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	49

Financial Highlights

continued

Class B
Year Ended December 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.88

Income (loss) from investment operations:
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	(.37)

Total from investment operations	—

Less Distributions:
Dividends from net investment income	(.41)

Net asset value, end of year	$10.47

Total Return(a):	— (d)
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,354
Average net assets (000)	$12,519
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.61%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	3.44%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Less than 0.005%.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2007(c)	2006	2005	2004

$10.76	$10.82	$11.23	$11.52

.36	.33	.28	.30
.18	.02	(.27)	(.16)

.54	.35	.01	.14

(.42)	(.41)	(.42)	(.43)

$10.88	$10.76	$10.82	$11.23

5.16%	3.26%	.09%	1.25%

$15,023	$26,071	$41,733	$58,297
$20,803	$34,619	$51,250	$63,694

1.60%	1.69%	1.67%	1.67%
.60%	.69%	.67%	.67%
3.33%	3.05%	2.76%	2.70%

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	51

Financial Highlights

continued

Class C
Year Ended December 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.88

Income (loss) from investment operations:
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	(.37)

Total from investment operations	.03

Less Distributions:
Dividends from net investment income	(.44)

Net asset value, end of year	$10.47

Total Return(a):	.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35,727
Average net assets (000)	$27,757
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.36%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	3.72%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2007(d)	2006	2005	2004

$10.76	$10.82	$11.23	$11.52

.39	.35	.31	.33
.18	.02	(.27)	(.16)

.57	.37	.04	.17

(.45)	(.43)	(.45)	(.46)

$10.88	$10.76	$10.82	$11.23

5.42%	3.51%	.34%	1.50%

$23,035	$26,739	$38,264	$54,320
$24,817	$31,763	$46,358	$60,026

1.35%	1.44%	1.42%	1.42%
.60%	.69%	.67%	.67%
3.60%	3.30%	3.01%	2.96%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	53

Financial Highlights

continued

Class R

Year Ended December 31, 2008(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.88

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	(.37)

Total from investment operations	.06

Less Distributions:
Dividends from net investment income	(.47)

Net asset value, end of period	$10.47

Total Return(b):	.53%
Ratios/Supplemental Data:
Net assets, end of period (000)	$730
Average net assets (000)	$301
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.11%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	4.04%

(a)	Inception date of Class R shares.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for the periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.
(f)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class R
Year Ended December 31,			May 17, 2004(a) through December 31, 2004
2007(f)	2006	2005

$10.76	$10.82	$11.23	$11.28

.42	.38	.39	.24
.18	.02	(.32)	.09

.60	.40	.07	.33

(.48)	(.46)	(.48)	(.38)

$10.88	$10.76	$10.82	$11.23

5.70%	3.78%	.63%	2.92%

$141	$101	$3	$3
$115	$66	$3	$2

1.10%	1.19%	1.17%	1.17	%(e)
.60%	.69%	.67%	.67	%(e)
3.88%	3.58%	3.29%	.99	%(e)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	55

Financial Highlights

continued

Class Z
Year Ended December 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.91

Income (loss) from investment operations:
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	(.37)

Total from investment operations	.11

Less Distributions:
Dividends from net investment income	(.52)

Net asset value, end of year	$10.50

Total Return(a):	1.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$67,989
Average net assets (000)	$62,409
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.61%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	4.45%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2007(c)	2006	2005	2004

$10.79	$10.85	$11.26	$11.55

.47	.43	.41	.41
.18	.03	(.28)	(.15)

.65	.46	.13	.26

(.53)	(.52)	(.54)	(.55)

$10.91	$10.79	$10.85	$11.26

6.22%	4.29%	1.12%	2.27%

$61,719	$44,597	$53,652	$73,263
$50,253	$48,027	$60,056	$63,698

.60%	.69%	.67%	.67%
.60%	.69%	.67%	.67%
4.38%	4.05%	3.76%	3.44%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	57

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Short-Term Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Corporate Bond Fund of the Dryden Short-Term Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

58	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio’s fiscal year end (December 31, 2008) as to the federal income tax status of dividends paid by the Portfolio during such fiscal year. Accordingly, we are advising you that during its fiscal year ended December 31, 2008, the Portfolio paid dividends $0.4944 per share for Class A shares, $0.4113 per share for Class B shares, $0.4404 per share for Class C shares, $0.4684 per share for Class R shares and $0.5213 per share for Class Z shares, respectively, from ordinary income, which are taxable as such.

Further, we wish to advise you that none of the ordinary income dividends paid in the fiscal year ended December 31, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers. Only Funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

The Portfolio designates 85.39% of ordinary income dividends as interest related dividends.

In January 2009, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2008.

For more details regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	59

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co., Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members

Judy A. Rice (61) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year that each Board Member joined the Funds’ Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]

The year that each individual became a Fund officer is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	-2.50%	2.02%	3.81%	—
Class B	-2.89	1.93	3.46	—
Class C	-0.69	2.19	3.64	—
Class R	0.53	N/A	N/A	2.92% (5/17/04)
Class Z	1.02	2.96	4.44	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	0.77%	2.70%	4.15%	—
Class B	— *	1.93	3.46	—
Class C	0.27	2.19	3.64	—
Class R	0.53	N/A	N/A	2.92% (5/17/04)
Class Z	1.02	2.96	4.44	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.91%; Class B, 1.61%; Class C, 1.61%; Class R, 1.36%; Class Z, 0.61%. Net operating expenses apply to: Class A, 0.86%; Class B, 1.61%; Class C, 1.36%; Class R, 1.11%; Class Z, 0.61%, after contractual reduction through 4/30/2010.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund (Class A shares) with a similar investment in the Barclays Capital 1–5 Year U.S. Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1998) and the account values at the end of the current fiscal year (December 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3.25% for Class A shares and a 12b-1 fee of up to 0.30% annually. Under certain circumstances, Class A shares may be subject to a 1% contingent deferred sales charge (CDSC). Class B shares are subject to a declining CDSC of 3%, 2%, 1%, and 1%, for the first four years, respectively, after purchase and a 12b-1 fee of 1% annually. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of up to 1% annually. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge and a 12b-1 fee.

*Less than 0.005%.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via
e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund
Share Class	A	B	C	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PBSMX	PIFZX
CUSIP	26248R602	26248R701	26248R800	26248R875	26248R883

MF140E    IFS-A161532    Ed. 02/2009

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,617 and $26,281, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Short-Term Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 20, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 20, 2009

*	Print the name and title of each signing officer under his or her signature.